Exhibit 10.1

ASSUMPTION AGREEMENT

THIS ASSUMPTION AGREEMENT (this “Agreement”), dated as of October 1, 2013, is by and among EZMERGECO, INC., a Delaware corporation (the “Permanent Borrower”), EZCORP, INC., a Delaware corporation (the “Initial Borrower”), the Guarantors identified on the signature pages hereto (the “Guarantors”) and Wells Fargo Bank, National Association, in its capacity as administrative agent (in such capacity, the “Administrative Agent”) under that certain Credit Agreement, dated as of May 10, 2011 (as amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”), by and among the Initial Borrower, the guarantors identified therein, the Lenders identified therein and the Administrative Agent. Capitalized terms used herein but not otherwise defined shall have the meanings provided in the Credit Agreement.

In connection with (a) that certain Consent dated as of September 30, 2013 by and among the Initial Borrower, the Permanent Borrower, the Guarantors, the Lenders and the Administrative Agent (the “Consent”) and (b) that certain agreement and plan of merger between the Initial Borrower and the Permanent Borrower dated as of October 1, 2013 (the “Merger Agreement”), effective as of the Effective Time (as defined in the Merger Agreement), by operation of law and the terms of the Merger Agreement, the Permanent Borrower will succeed to the debts, liabilities, duties, other obligations and rights of the Initial Borrower.

Accordingly, the Permanent Borrower and the Initial Borrower hereby agree as follows with the Administrative Agent, for the benefit of the Lenders:

1. The Permanent Borrower hereby acknowledges, agrees and confirms that, by its execution of this Agreement, effective as of the Effective Time, the Permanent Borrower (a) assumes the rights and obligations of the Initial Borrower as Borrower under the Credit Agreement and (b) agrees to become the Borrower under the Credit Agreement and shall have all of the obligations of the Borrower thereunder as if it had executed the Credit Agreement. Effective as of the Effective Time, the Permanent Borrower hereby ratifies, and agrees to be bound by, all of the terms, provisions and conditions contained in the applicable Credit Documents, including, without limitation, (a) all of the representations and warranties set forth in Article III of the Credit Agreement, (b) all of the affirmative and negative covenants set forth in Articles V and VI of the Credit Agreement and (c) the expense and indemnification provisions set forth in Section 9.5 of the Credit Agreement. Without limiting the generality of the foregoing terms of this Paragraph 1, the Permanent Borrower, effective as of the Effective Time, hereby assumes and agrees punctually to pay, perform and discharge when due each of the Credit Party Obligations and each and every debt, covenant and agreement incurred, made or to be paid, performed or discharged by the Borrower under the Credit Documents.

2. The Initial Borrower hereby ratifies, and agrees, until the Effective Time, to be bound by, all of the terms, provisions and conditions contained in the applicable Credit Documents, including, without limitation (a) all of the representations and warranties set forth in Article III of the Credit Agreement and (b) all of the affirmative and negative covenants set forth in Articles V and VI of the Credit Agreement.

3. At the Effective Time and subject to the effectiveness of the Consent, the Permanent Borrower will be the “Borrower” for all purposes of the Credit Agreement and the other Credit Documents and shall be subject to each and every Credit Party Obligation, debt, covenant and agreement incurred, made or to be paid, performed or discharged by the Borrower thereunder and shall exercise every right and power of the Borrower under the Credit Agreement and the other Credit Documents with the same force and effect as if the Permanent Borrower were the original Borrower thereunder. In addition, at the Effective Time, the Permanent Borrower hereby grants to the Administrative Agent, for the benefit of the Lenders, a continuing security interest in, and a right of set off, to the extent applicable, against any and all right, title and interest of the Permanent Borrower in and to the Collateral (as such term is defined in Section 2 of the Security Agreement) and the Pledged Collateral (as such term is defined in Section 2 of the Pledge Agreement) of the Permanent Borrower (including, any and all Collateral and Pledged Collateral assumed or acquired under the Merger Agreement).

4. The Permanent Borrower acknowledges and confirms that it has received a copy of the Credit Agreement and the schedules and exhibits thereto.

5. The Initial Borrower and the Guarantors confirm that the Credit Agreement is, and upon the Permanent Borrower becoming the Borrower, shall continue to be, in full force and effect. The parties hereto confirm and agree that immediately upon the Permanent Borrower becoming the Borrower the term “Credit Party Obligations,” as used in the Credit Agreement, shall include all obligations of the Permanent Borrower under the Credit Agreement and under each other Credit Document.

6. Each of the Permanent Borrower, the Initial Borrower and the Guarantors agree that at any time and from time to time, upon the written request of the Administrative Agent, it will execute and deliver such further documents and do such further acts as the Administrative Agent may reasonably request in accordance with the terms and conditions of the Credit Agreement in order to effect the purposes of this Agreement.

7. This Agreement (a) may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute one contract and (b) may, upon execution, be delivered by facsimile or electronic mail, which shall be deemed for all purposes to be an original signature.

8. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York. The terms of Sections 9.13 and 9.16 of the Credit Agreement are incorporated herein by reference, mutatis mutandis, and the parties hereto agree to such terms.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed by its authorized officer, and the Administrative Agent, for the benefit of the Lenders, has caused the same to be accepted by its authorized officer, effective as of the day and year first above written.

PERMANENT BORROWER:	EZMERGECO, INC.,
a Delaware corporation

By: /s/ Thomas H. Welch, Jr.
Name: Thomas H. Welch, Jr.
Title: Senior Vice President and General Counsel

INITIAL BORROWER:	EZCORP, INC.,
a Delaware corporation
By: /s/ Thomas H. Welch, Jr.
Name: Thomas H. Welch, Jr.
Title: Senior Vice President and General Counsel

GUARANTORS:	EZPAWN HOLDINGS, INC.
By: /s/ Thomas H. Welch, Jr.
Name: Thomas H. Welch, Jr.
Title: Senior Vice President and General Counsel

TEXAS EZPAWN MANAGEMENT, INC.
By: /s/ Thomas H. Welch, Jr.
Name: Thomas H. Welch, Jr.
Title: Senior Vice President and General Counsel

TEXAS EZPAWN, L.P.
By: /s/ Thomas H. Welch, Jr.
Name: Thomas H. Welch, Jr.
Title: Senior Vice President and General Counsel

EZCORP ONLINE, INC.
By: /s/ Thomas H. Welch, Jr.
Name: Thomas H. Welch, Jr.
Title: Senior Vice President and General Counsel

EZPAWN MEXICO HOLDINGS, INC.
By: /s/ Thomas H. Welch, Jr.
Name: Thomas H. Welch, Jr.
Title: Senior Vice President and General Counsel
[signatures continue on the following page]

EZPAWN MEXICO LTD., INC.
By: /s/ Thomas H. Welch, Jr.
Name: Thomas H. Welch, Jr.
Title: Senior Vice President and General Counsel

VALUE FINANCIAL SERVICES, INC.
By: /s/ Thomas H. Welch, Jr.
Name: Thomas H. Welch, Jr.
Title: Senior Vice President and General Counsel

VFS MEXICO OPERATIONS, LLC
By: /s/ Thomas H. Welch, Jr.
Name: Thomas H. Welch, Jr.
Title: Senior Vice President and General Counsel

VFS MEXICO SERVICES, LLC
By: /s/ Thomas H. Welch, Jr.
Name: Thomas H. Welch, Jr.
Title: Senior Vice President and General Counsel

EZPAWN ALABAMA, INC.
By: /s/ Thomas H. Welch, Jr.
Name: Thomas H. Welch, Jr.
Title: Senior Vice President and General Counsel

EZPAWN LOUISIANA, INC.
By: /s/ Thomas H. Welch, Jr.
Name: Thomas H. Welch, Jr.
Title: Senior Vice President and General Counsel

EZPAWN COLORADO, INC.
By: /s/ Thomas H. Welch, Jr.
Name: Thomas H. Welch, Jr.
Title: Senior Vice President and General Counsel

EZPAWN NEVADA, INC.
By: /s/ Thomas H. Welch, Jr.
Name: Thomas H. Welch, Jr.
Title: Senior Vice President and General Counsel

[signatures continue on the following page]

EZPAWN OKLAHOMA, INC.
By: /s/ Thomas H. Welch, Jr.
Name: Thomas H. Welch, Jr.
Title: Senior Vice President and General Counsel

EZPAWN ARKANSAS, INC.
By: /s/ Thomas H. Welch, Jr.
Name: Thomas H. Welch, Jr.
Title: Senior Vice President and General Counsel

EZPAWN FLORIDA, INC.
By: /s/ Thomas H. Welch, Jr.
Name: Thomas H. Welch, Jr.
Title: Senior Vice President and General Counsel

EZPAWN INDIANA, INC.
By: /s/ Thomas H. Welch, Jr.
Name: Thomas H. Welch, Jr.
Title: Senior Vice President and General Counsel

EZPAWN TENNESSEE, INC.
By: /s/ Thomas H. Welch, Jr.
Name: Thomas H. Welch, Jr.
Title: Senior Vice President and General Counsel

EZPAWN GEORGIA, INC.
By: /s/ Thomas H. Welch, Jr.
Name: Thomas H. Welch, Jr.
Title: Senior Vice President and General Counsel

EZPAWN ILLINOIS, INC.
By: /s/ Thomas H. Welch, Jr.
Name: Thomas H. Welch, Jr.
Title: Senior Vice President and General Counsel

EZMONEY MANAGEMENT, INC.
By: /s/ Thomas H. Welch, Jr.
Name: Thomas H. Welch, Jr.
Title: Senior Vice President and General Counsel

[signatures continue on the following page]

TEXAS PRA MANAGEMENT, L.P.
By: /s/ Thomas H. Welch, Jr.
Name: Thomas H. Welch, Jr.
Title: Senior Vice President and General Counsel

EZMONEY HOLDINGS, INC.
By: /s/ Thomas H. Welch, Jr.
Name: Thomas H. Welch, Jr.
Title: Senior Vice President and General Counsel

PAYDAY LOAN MANAGEMENT, INC.
By: /s/ Thomas H. Welch, Jr.
Name: Thomas H. Welch, Jr.
Title: Senior Vice President and General Counsel

TEXAS EZMONEY, L.P.
By: /s/ Thomas H. Welch, Jr.
Name: Thomas H. Welch, Jr.
Title: Senior Vice President and General Counsel

EZMONEY COLORADO, INC.
By: /s/ Thomas H. Welch, Jr.
Name: Thomas H. Welch, Jr.
Title: Senior Vice President and General Counsel

EZMONEY UTAH, INC.
By: /s/ Thomas H. Welch, Jr.
Name: Thomas H. Welch, Jr.
Title: Senior Vice President and General Counsel

EZMONEY NEBRASKA, INC.
By: /s/ Thomas H. Welch, Jr.
Name: Thomas H. Welch, Jr.
Title: Senior Vice President and General Counsel

EZMONEY KANSAS, INC.
By: /s/ Thomas H. Welch, Jr.
Name: Thomas H. Welch, Jr.
Title: Senior Vice President and General Counsel

[signatures continue on the following page]

EZMONEY WISCONSIN INC.
By: /s/ Thomas H. Welch, Jr.
Name: Thomas H. Welch, Jr.
Title: Senior Vice President and General Counsel

EZMONEY ALABAMA, INC.
By: /s/ Thomas H. Welch, Jr.
Name: Thomas H. Welch, Jr.
Title: Senior Vice President and General Counsel

EZMONEY MISSOURI, INC.
By: /s/ Thomas H. Welch, Jr.
Name: Thomas H. Welch, Jr.
Title: Senior Vice President and General Counsel

EZMONEY SOUTH DAKOTA, INC.
By: /s/ Thomas H. Welch, Jr.
Name: Thomas H. Welch, Jr.
Title: Senior Vice President and General Counsel

EZMONEY IDAHO, INC.
By: /s/ Thomas H. Welch, Jr.
Name: Thomas H. Welch, Jr.
Title: Senior Vice President and General Counsel

EZMONEY CANADA, INC.
By: /s/ Thomas H. Welch, Jr.
Name: Thomas H. Welch, Jr.
Title: Senior Vice President and General Counsel

EZCORP INTERNATIONAL, INC.
By: /s/ Thomas H. Welch, Jr.
Name: Thomas H. Welch, Jr.
Title: Senior Vice President and General Counsel

EZCORP INTERNATIONAL HOLDINGS, L.L.C.
By: /s/ Thomas H. Welch, Jr.
Name: Thomas H. Welch, Jr.
Title: Senior Vice President and General Counsel

[signatures continue on the following page]

EZPAWN UTAH, INC.
By: /s/ Thomas H. Welch, Jr.
Name: Thomas H. Welch, Jr.
Title: Senior Vice President and General Counsel

EZPAWN WISCONSIN, INC.
By: /s/ Thomas H. Welch, Jr.
Name: Thomas H. Welch, Jr.
Title: Senior Vice President and General Counsel

MM MERGER SUB, INC.
By: /s/ Thomas H. Welch, Jr.
Name: Thomas H. Welch, Jr.
Title: Senior Vice President and General Counsel

CHANGE CAPITAL, INC.
By: /s/ Thomas H. Welch, Jr.
Name: Thomas H. Welch, Jr.
Title: Senior Vice President and General Counsel

CHANGE CAPITAL VENTURES, LLC
By: /s/ Thomas H. Welch, Jr.
Name: Thomas H. Welch, Jr.
Title: Senior Vice President and General Counsel

CHANGE CAPITAL INVESTMENTS, LLC
By: /s/ Thomas H. Welch, Jr.
Name: Thomas H. Welch, Jr.
Title: Senior Vice President and General Counsel

CCV AMERICAS, LLC
By: /s/ Thomas H. Welch, Jr.
Name: Thomas H. Welch, Jr.
Title: Senior Vice President and General Counsel

CCV PENNSYLVANIA, INC.
By: /s/ Thomas H. Welch, Jr.
Name: Thomas H. Welch, Jr.
Title: Senior Vice President and General Counsel

[signatures continue on the following page]

CCV VIRGINIA, INC.
By: /s/ Thomas H. Welch, Jr.
Name: Thomas H. Welch, Jr.
Title: Senior Vice President and General Counsel

PAWN MANAGEMENT, INC.
By: /s/ Thomas H. Welch, Jr.
Name: Thomas H. Welch, Jr.
Title: Senior Vice President and General Counsel

EZPAWN IOWA, INC.
By: /s/ Thomas H. Welch, Jr.
Name: Thomas H. Welch, Jr.
Title: Senior Vice President and General Counsel

EZMONEY HAWAII, INC.
By: /s/ Thomas H. Welch, Jr.
Name: Thomas H. Welch, Jr.
Title: Senior Vice President and General Counsel

MISTER MONEY HOLDINGS, INC.
By: /s/ Thomas H. Welch, Jr.
Name: Thomas H. Welch, Jr.
Title: Senior Vice President and General Counsel

EZCORP USA, INC.
By: /s/ Thomas H. Welch, Jr.
Name: Thomas H. Welch, Jr.
Title: Senior Vice President and General Counsel

EZPAWN MISSOURI, INC.
By: /s/ Thomas H. Welch, Jr.
Name: Thomas H. Welch, Jr.
Title: Senior Vice President and General Counsel

EZ ONLINE UTAH, LLC
By: /s/ Thomas H. Welch, Jr.
Name: Thomas H. Welch, Jr.
Title: Senior Vice President and General Counsel

[signatures continue on the following page]

EZ ONLINE TENNESSEE, LLC
By: /s/ Thomas H. Welch, Jr.
Name: Thomas H. Welch, Jr.
Title: Senior Vice President and General Counsel

EZ ONLINE SOUTH DAKOTA, LLC
By: /s/ Thomas H. Welch, Jr.
Name: Thomas H. Welch, Jr.
Title: Senior Vice President and General Counsel

EZ ONLINE OHIO, LLC
By: /s/ Thomas H. Welch, Jr.
Name: Thomas H. Welch, Jr.
Title: Senior Vice President and General Counsel

EZ ONLINE MISSISSIPPI, LLC
By: /s/ Thomas H. Welch, Jr.
Name: Thomas H. Welch, Jr.
Title: Senior Vice President and General Counsel

EZ ONLINE LOUISIANA, LLC
By: /s/ Thomas H. Welch, Jr.
Name: Thomas H. Welch, Jr.
Title: Senior Vice President and General Counsel

EZ ONLINE KANSAS, LLC
By: /s/ Thomas H. Welch, Jr.
Name: Thomas H. Welch, Jr.
Title: Senior Vice President and General Counsel

EZ ONLINE IDAHO, LLC
By: /s/ Thomas H. Welch, Jr.
Name: Thomas H. Welch, Jr.
Title: Senior Vice President and General Counsel

EZ ONLINE HAWAII, LLC
By: /s/ Thomas H. Welch, Jr.
Name: Thomas H. Welch, Jr.
Title: Senior Vice President and General Counsel

[signatures continue on the following page]

EZ ONLINE ALABAMA, LLC
By: /s/ Thomas H. Welch, Jr.
Name: Thomas H. Welch, Jr.
Title: Senior Vice President and General Counsel

EZ ONLINE MICHIGAN, LLC
By: /s/ Thomas H. Welch, Jr.
Name: Thomas H. Welch, Jr.
Title: Senior Vice President and General Counsel

EZ ONLINE FLORIDA, LLC
By: /s/ Thomas H. Welch, Jr.
Name: Thomas H. Welch, Jr.
Title: Senior Vice President and General Counsel

EZ ONLINE RHODE ISLAND, LLC
By: /s/ Thomas H. Welch, Jr.
Name: Thomas H. Welch, Jr.
Title: Senior Vice President and General Counsel

EZ ONLINE DELAWARE, LLC
By: /s/ Thomas H. Welch, Jr.
Name: Thomas H. Welch, Jr.
Title: Senior Vice President and General Counsel

EZ ONLINE CALIFORNIA, LLC
By: /s/ Thomas H. Welch, Jr.
Name: Thomas H. Welch, Jr.
Title: Senior Vice President and General Counsel

EZ ONLINE ILLINOIS, LLC
By: /s/ Thomas H. Welch, Jr.
Name: Thomas H. Welch, Jr.
Title: Senior Vice President and General Counsel

EZ ONLINE OKLAHOMA, LLC
By: /s/ Thomas H. Welch, Jr.
Name: Thomas H. Welch, Jr.
Title: Senior Vice President and General Counsel

[signatures continue on the following page]

EZ ONLINE NEVADA, LLC
By: /s/ Thomas H. Welch, Jr.
Name: Thomas H. Welch, Jr.
Title: Senior Vice President and General Counsel

ADMINISTRATIVE AGENT:	WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent
By: /s/ Susan L. Coulter
Susan L. Coulter
Vice President